UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2013

Date of reporting period: March 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Emerging Markets Multi-Asset Portfolio

March 31, 2013

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 14, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”), for the annual reporting period ended March 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging market issuers and/or the currencies of emerging market countries. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the view of AllianceBernstein L.P. (the “Adviser”) of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	1

investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independent of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures, forwards and swap agreements, and invest in exchange-traded funds (“ETFs”), to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net).

During the six-month period, while Class C shares underperformed the benchmark, all other share classes outperformed the benchmark, before sales charges. Asset allocation contributed over the six-month period, as well as fixed-income exposure and security selection while equity security selection detracted. Energy companies in Russia and Brazil, as well as a Mexican telecommunications company, detracted the most from equity returns. A Chinese casino company contributed, however, as did the position in a Korean electronics company and a Chinese energy company. Among the Fund’s debt positions, sovereign bonds from Argentina, Slovenia and Mongolia detracted most. An American multinational, a Venezuelan and a Brazilian corporate contributed most to performance. Overall currency positions contributed to performance over the six-month period.

During the 12-month period, all share classes of the Fund rose in absolute terms but underperformed the benchmark, before sales charges. Asset allocation contributed to performance, however, equity security selection detracted and offset the gains. A Russian energy company and two Brazilian companies—one energy and one home builder—detracted most from equity returns. A Korean electronics company, as well as a Chinese casino and a Turkish bank contributed most to performance. Among debt positions, sovereign bonds from Argentina, Slovenia and Mongolia detracted most. Overall currency positions contributed over the 12-month period.

Derivative usage included futures, for investment purposes, that added to returns in the six-month period and

2	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

detracted from returns in the 12-month period; currency forward contracts, for hedging and investment purposes, which contributed to performance for both periods; purchased options for hedging purposes, which detracted from returns for both periods; written options, for hedging purposes, which detracted from returns for the six-month period and added to returns for the 12-month period; and credit default swaps for hedging purposes, which detracted from returns in the six-month period and added to returns in the 12-month period.

Market Review and Investment Strategy

The Emerging Markets Multi-Asset Team (the “Team”) believes that the behavior of the global financial markets in 2012 was largely driven by the actions of key policy makers and central bankers. The willingness of political leaders to address the structural flaws of the euro zone, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and European Central Bank, lifted market confidence for much of the year. Market sentiment was further buoyed in the latter half of the year by data suggesting that China’s moribund economy was regaining momentum. Political factors in the U.S. resulting in protracted “fiscal cliff” negotiations and a weak third-quarter corporate earnings season created new headwinds for the financial markets in the last three months of 2012. However, strengthening economic conditions in the U.S., a partial resolution to the U.S. budget stalemate and a solid fourth quarter earnings season for American companies were supportive of a rally in world equity markets in the first three months of 2013, despite renewed concerns about solvency risk in the euro zone.

In the view of the Team, fundamentals of many emerging-market companies are more attractive than those of their developed-market counterparts, as these emerging-market firms continue to exercise spending discipline and maintain strong balance sheets. Yet valuations (as defined by price-to-book and price-to-forward earnings ratios) of emerging-market equities are lower than those of developed-market equities. In the Team’s view, returns from emerging-market fixed income are expected to be lower than equities, with a lower level of volatility, making fixed income an attractive complement to the Fund’s equity holdings, in managing overall portfolio risk.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EM Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Emerging Markets Multi-Asset Portfolio
Class A	4.11%	0.82%

Class C	3.70%	0.00%

Advisor Class†	4.20%	1.02%

Class R†	3.96%	0.57%

Class K†	4.13%	0.83%

Class I†	4.13%	1.05%

MSCI EM Index (net)	3.87%	1.96%

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

8/31/2011* TO 3/31/13

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Markets Multi-Asset Portfolio Class A shares (from 8/31/2011* to 3/31/2013) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Fund’s Class A shares on 8/31/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	0.82%	-3.47%
Since Inception*	1.34%	-1.38%

Class C Shares
1 Year	0.00%	-0.99%
Since Inception*	0.57%	0.57%

Advisor Class Shares**
1 Year	1.02%	1.02%
Since Inception*	1.59%	1.59%

Class R Shares**
1 Year	0.57%	0.57%
Since Inception*	1.12%	1.12%

Class K Shares**
1 Year	0.83%	0.83%
Since Inception*	1.35%	1.35%

Class I Shares**
1 Year	1.05%	1.05%
Since Inception*	1.58%	1.58%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.32%, 5.14%, 4.09%, 4.71%, 4.36% and 4.09% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through March 31, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/31/2011.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	-3.47%
Since Inception*	-1.38%

Class C Shares
1 Year	-0.99%
Since Inception*	0.57%

Advisor Class Shares**
1 Year	1.02%
Since Inception*	1.59%

Class R Shares**
1 Year	0.57%
Since Inception*	1.12%

Class K Shares**
1 Year	0.83%
Since Inception*	1.35%

Class I Shares**
1 Year	1.05%
Since Inception*	1.58%

*	Inception date: 8/31/2011.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.10	$8.40	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%
Class C
Actual	$1,000	$1,037.00	$11.93	2.35%
Hypothetical**	$1,000	$1,013.21	$11.80	2.35%
Advisor Class
Actual	$1,000	$1,042.00	$6.87	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
Class R
Actual	$1,000	$1,039.60	$9.41	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class K
Actual	$1,000	$1,041.30	$8.14	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class I
Actual	$1,000	$1,041.30	$6.87	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $35.0

*	All data are as of March 31, 2013. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Angola, Argentina, Azerbaijan, Chile, Colombia, Cote D’Ivoire, Croatia, Czech Republic, Dominican Republic, Germany, Hungary, Kazakhstan, Nigeria, Norway, Pakistan, Peru, Philippines, Poland, Qatar, Slovenia, Ukraine, United Kingdom, United Republic of Tanzania, United States and Venezuela.

10	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

March 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd.	$1,715,967	4.9%
Gazprom OAO (Sponsored ADR)	641,495	1.8
Advanced Info Service PCL	606,017	1.7
Banco do Brasil SA	578,681	1.6
Republic of Venezuela	545,125	1.6
Cia Cervecerias Unidas SA	533,539	1.5
America Movil SAB de CV Series L (ADR)	490,673	1.4
LUKOIL OAO (London) (Sponsored ADR)	475,365	1.4
Petroleo Brasileiro SA (Sponsored ADR)	450,120	1.3
CEZ AS	446,639	1.3
	$6,483,621	18.5%

*	Long-term investments.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

March 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 61.6%
Financials – 11.4%
Commercial Banks – 6.4%
Banco do Brasil SA	42,600	$578,681
Banco Santander Brasil SA/Brazil (ADR)	22,100	160,446
Bank of Baroda	18,220	227,487
China Construction Bank Corp. – Class H	352,000	288,541
DGB Financial Group, Inc.	3,790	57,459
Industrial & Commercial Bank of China Ltd. – Class H	397,000	279,209
Punjab National Bank	4,600	61,290
State Bank of India (Sponsored GDR)(a)	2,036	169,901
Turkiye Halk Bankasi AS	33,820	361,711
Union Bank of India	8,480	34,239

		2,218,964

Real Estate Investment Trusts (REITs) – 1.1%
Mexico Real Estate Management SA de CV(b)	173,170	385,556

Real Estate Management & Development – 3.9%
Country Garden Holdings Co., Ltd.(b)	308,000	152,846
Evergrande Real Estate Group Ltd.	835,000	337,300
KWG Property Holding Ltd.	354,500	223,197
LPN Development PCL	68,200	58,803
LPN Development PCL (NVDR)	291,100	251,844
Supalai PCL	11,200	7,978
Supalai PCL (NVDR)	168,600	120,107
Wheelock & Co., Ltd.	42,000	225,609

		1,377,684

		3,982,204

Information Technology – 9.4%
Computers & Peripherals – 1.7%
Quanta Computer, Inc.	119,000	263,544
Wistron Corp.	284,800	312,553

		576,097

Electronic Equipment, Instruments & Components – 0.6%
LG Display Co., Ltd.(b)	7,330	214,348

Semiconductors & Semiconductor Equipment – 7.1%
Advanced Semiconductor Engineering, Inc.	284,455	232,816
Samsung Electronics Co., Ltd.	1,190	1,622,006
Samsung Electronics Co., Ltd. (Preference Shares)	120	93,961
SK Hynix, Inc.(b)	10,210	270,318
Vanguard International Semiconductor Corp.	295,000	273,755

		2,492,856

		3,283,301

12	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 8.8%
Chemicals – 1.4%
Hyosung Corp.	1,700	$84,257
Mitsubishi Gas Chemical Co., Inc.	44,000	291,413
OCI Co., Ltd.	680	98,235
United Phosphorus Ltd.	12,630	27,611

		501,516

Metals & Mining – 7.4%
Goldcorp, Inc.	7,760	260,969
KGHM Polska Miedz SA	7,640	370,269
Korea Zinc Co., Ltd.	630	201,819
Koza Altin Isletmeleri AS	15,470	361,817
MMC Norilsk Nickel OJSC (ADR)	11,940	201,905
New Gold, Inc.(b)	24,310	221,221
Rio Tinto PLC	6,030	284,016
Vale SA (Sponsored ADR) (Local Preference Shares)	26,450	437,219
Yamana Gold, Inc.	15,750	242,642

		2,581,877

		3,083,393

Consumer Discretionary – 8.5%
Auto Components – 0.9%
Apollo Tyres Ltd.	26,810	41,241
Sumitomo Rubber Industries Ltd.	16,300	273,651

		314,892

Automobiles – 2.9%
Kia Motors Corp.	7,610	386,116
Tata Motors Ltd.	39,930	194,988
Volkswagen AG (Preference Shares)	2,100	418,261

		999,365

Distributors – 0.6%
Dah Chong Hong Holdings Ltd.	225,000	213,306

Hotels, Restaurants & Leisure – 1.9%
Melco Crown Entertainment Ltd. (ADR)(b)	17,760	414,519
MGM China Holdings Ltd.	117,600	253,683

		668,202

Household Durables – 0.6%
Brookfield Incorporacoes SA	81,141	100,786
Rossi Residencial SA	65,915	100,467

		201,253

Specialty Retail – 0.6%
Mr. Price Group Ltd.	17,800	226,410

Textiles, Apparel & Luxury Goods – 1.0%
Daphne International Holdings Ltd.	86,000	108,403
Shenzhou International Group Holdings Ltd.	52,000	146,716
Yue Yuen Industrial Holdings Ltd.	34,500	112,945

		368,064

		2,991,492

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 6.6%
Oil, Gas & Consumable Fuels – 6.6%
China Petroleum & Chemical Corp. – Class H	298,000	$349,466
Gazprom OAO (Sponsored ADR)	75,470	641,495
KazMunaiGas Exploration Production JSC (GDR)(a)	12,020	228,380
LUKOIL OAO (London) (Sponsored ADR)	7,370	475,365
Petroleo Brasileiro SA (Sponsored ADR)	24,800	450,120
PTT PCL (NVDR)	13,700	151,973

		2,296,799

Consumer Staples – 5.3%
Beverages – 1.5%
Cia Cervecerias Unidas SA	32,120	533,539

Food & Staples Retailing – 0.7%
Shoprite Holdings Ltd.	12,080	240,295

Food Products – 3.1%
AVI Ltd.	67,460	394,036
MHP SA (GDR)(a)(b)	21,820	387,305
NongShim Co., Ltd.	1,160	321,346

		1,102,687

		1,876,521

Telecommunication Services – 5.2%
Diversified Telecommunication Services – 1.0%
Telenor ASA	16,130	355,152

Wireless Telecommunication Services – 4.2%
Advanced Info Service PCL	75,200	606,017
America Movil SAB de CV Series L (ADR)	23,410	490,673
China Mobile Ltd.	34,000	360,398

		1,457,088

		1,812,240

Utilities – 4.7%
Electric Utilities – 1.8%
CEZ AS	15,260	446,639
Light SA	20,000	197,946

		644,585

Independent Power Producers & Energy Traders – 0.7%
Huaneng Power International, Inc. – Class H	234,000	248,582

Water Utilities – 2.2%
Cia de Saneamento Basico do Estado de Sao Paulo(b)	7,500	357,788
Cia de Saneamento de Minas Gerais-COPASA	16,200	395,630

		753,418

		1,646,585

14	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrials – 1.0%
Industrial Conglomerates – 1.0%
Bidvest Group Ltd.		13,630	$359,287

Health Care – 0.7%
Pharmaceuticals – 0.7%
Richter Gedeon Nyrt		1,770	247,799

Total Common Stocks (cost $20,418,572)			21,579,621

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 5.4%
Angola – 0.8%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(a)	U.S.$	250	276,781

Argentina – 0.5%
Argentina Bonos 2.26%, 12/31/38(c)	EUR	485	189,618

Cote D’Ivoire – 1.1%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)	U.S.$	405	374,625

Turkey – 0.9%
Turkey Government International Bond 6.875%, 3/17/36		50	61,625
7.00%, 6/05/20		200	245,500

			307,125

United Republic of Tanzania – 0.6%
Tanzania Government International Bond 6.45%, 3/08/20(a)(d)		200	211,024

Venezuela – 1.5%
Republic of Venezuela 7.65%, 4/21/25		623	545,125

Total Emerging Markets – Sovereigns (cost $1,631,435)			1,904,298

GOVERNMENTS - SOVEREIGN BONDS – 3.8%
Colombia – 0.6%
Colombia Government International Bond 2.625%, 3/15/23		200	192,500

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nigeria – 0.6%
Nigeria- Recap Linked Note (Citi) 15.10%, 5/01/17(a)	NGN	32,000	$226,311

Peru – 0.2%
Republic of Peru 5.625%, 11/18/50	U.S.$	55	65,780

Qatar – 0.6%
Qatar Government International Bond 4.50%, 1/20/22(a)		200	224,314

Russia – 1.3%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		369	439,285

Slovenia – 0.5%
Slovenia Government International Bond 5.50%, 10/26/22(a)		200	191,500

Total Governments – Sovereign Bonds (cost $1,325,704)			1,339,690

EMERGING MARKETS - CORPORATE BONDS – 3.3%
Industrial – 3.3%
Capital Goods – 0.3%
Cemex Finance LLC 9.50%, 12/14/16(a)		113	122,323

Communications - Telecommunications – 0.4%
Pakistan Mobile Communications 8.625%, 11/13/13(a)		130	128,960

Consumer Non-Cyclical – 2.0%
Agrokor DD 8.875%, 2/01/20(a)		200	219,840
Arcelik AS 5.00%, 4/03/23(a)		260	259,227
Virgolino de Oliveira Finance Ltd. 11.75%, 2/09/22(a)		200	215,500

			694,567

Energy – 0.6%
State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/23(a)		200	196,450

Total Emerging Markets – Corporate Bonds (cost $1,115,914)			1,142,300

16	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

WARRANTS – 2.7%
Financials – 1.8%
Commercial Banks – 1.8%
Bank of India, Merrill Lynch, expiring 4/18/16(b)		16,215	$90,350
Commercial Bank of Qatar QSC (The), Deutsche Bank, expiring 5/26/17(b)		16,590	299,781
Punjab National Bank, Merrill Lynch, expiring 7/07/15(b)		10,532	139,109
State Bank India, Merrill Lynch, expiring 7/13/15(b)		720	27,458
Union Bank of India, Merrill Lynch, expiring 7/07/15(b)		17,800	71,394

			628,092

Materials – 0.5%
Chemicals – 0.5%
United Phosphorus, Merrill Lynch, expiring 2/07/17(b)		77,140	166,622

Consumer Discretionary – 0.4%
Auto Components – 0.4%
Apollo Tyres Ltd., Merrill Lynch, expiring 12/30/15(b)		104,020	159,702

Total Warrants (cost $1,071,818)			954,416

		Principal Amount (000)
EMERGING MARKETS - TREASURIES – 1.5%
Dominican Republic – 0.6%
Dominican Republic International Bond 16.00%, 7/10/20(a)	DOP	7,100	210,732

Philippines – 0.9%
Philippine Government International Bond 6.25%, 1/14/36	PHP	10,000	325,594

Total Emerging Markets – Treasuries (cost $485,336)			536,326

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Mexico – 0.6%
Petroleos Mexicanos 3.50%, 1/30/23(a)	U.S.$	205	204,487

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.6%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)	U.S.$	210	$203,595

Total Quasi-Sovereigns (cost $409,815)			408,082

CORPORATES - NON-INVESTMENT GRADES – 1.1%
Industrial – 1.1%
Energy – 0.4%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		135	136,130

Technology – 0.7%
Micron Technology, Inc. Series D 3.125%, 5/01/32(a)		207	258,232

Total Corporates – Non-Investment Grades (cost $319,291)			394,362

CORPORATES - INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Basic – 0.2%
Vale Overseas Ltd. 6.875%, 11/21/36 (cost $83,186)		72	81,782

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Option on Equity Indices – 0.1%
IBOV Index Expiration: Dec 2013, Exercise Price: BRL 55,000.00(e) (premiums paid $33,168)		24	29,363

		Shares
SHORT-TERM INVESTMENTS – 15.6%
Investment Companies – 6.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(f) (cost $2,325,364)		2,325,364	2,325,364

18	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bill – 8.9%
U.S. Treasury Bill Zero Coupon, 9/05/13(f) (cost $3,098,513)	U.S.$	3,100	$3,098,751

Total Short-Term Investments (cost $5,423,877)			5,424,115

Total Investments – 96.5% (cost $32,318,116)			33,794,355	(h)
Other assets less liabilities – 3.5%			1,224,528

Net Assets – 100.0%			$35,018,883

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI Emerging Markets Index Futures	72	June 2013	$3,782,804	$3,708,647	$(74,157)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL	632	USD	319	4/02/13	$5,946
Barclays Bank PLC	USD	314	BRL	632	4/02/13	(1,080)
Barclays Bank PLC	KRW	714,906	USD	654	6/13/13	14,173
Barclays Bank PLC	USD	854	IDR	8,323,969	6/13/13	(6,215)
BNP Paribas SA	EUR	648	USD	850	6/13/13	18,727
Brown Brothers Harriman & Co.	HUF	46,438	USD	201	6/13/13	7,279
Brown Brothers Harriman & Co.	TRY	518	USD	285	6/13/13	1,331
Citibank, NA	USD	447	CLP	213,534	6/13/13	1,669
Citibank, NA	USD	181	COP	328,126	6/13/13	(1,993)
Citibank, NA	USD	533	PEN	1,386	6/13/13	797
Deutsche Bank	USD	595	INR	32,922	6/13/13	215
Goldman Sachs	BRL	632	USD	314	4/02/13	1,079
Goldman Sachs	USD	319	BRL	632	4/02/13	(6,727)
Goldman Sachs	USD	1,976	CNY	12,410	6/13/13	(472)
HSBC Bank USA	GBP	398	USD	599	6/13/13	(5,777)
Royal Bank of Canada	CAD	781	USD	756	6/13/13	(11,606)
Royal Bank of Scotland PLC	JPY	38,975	USD	413	6/13/13	(1,553)
Royal Bank of Scotland PLC	USD	299	MYR	934	6/13/13	2,188

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	19

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	513	MXN	6,605	6/13/13	$18,264
Standard Chartered Bank	USD	408	PHP	16,609	6/13/13	(610)
Standard Chartered Bank	USD	491	SGD	611	6/13/13	2,062
Westpac Banking Corp.	TWD	57,897	USD	1,958	6/13/13	16,610

						$54,307

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
IBOV Index(e)	24	BRL	61,550	December 2013	$33,168	$(30,251)
Melco Crown Entertainment Ltd.(g)	94		$20	July 2013	8,833	(38,540)

					$42,001	$(68,791)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Qatar Government International Bond, 9.75% 6/15/30, 9/20/16*	(1.00)%	0.38%	$180	$(3,641)	$180	$(3,821)
Venezuela Government International Bond, 9.25% 9/15/27, 9/20/16*	(5.00)	7.14	400	24,467	59,306	(34,839)

				$20,826	$59,486	$(38,660)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $4,884,902 or 13.9% of net assets.

(b)	Non-income producing security.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

(e)	One contract relates to 1 share.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 100 shares.

(h)	On March 29, 2013, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

20	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Currency Abbreviation: BRL – Brazilian Real CAD – Canadian Dollar CLP – Chilean Peso CNY – Chinese Yuan Renminbi COP – Colombian Peso DOP – Dominican Peso EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $29,992,752)	$31,468,991
Affiliated issuers (cost $2,325,364)	2,325,364
Cash	135,000
Cash collateral held at broker	139,607 (a)
Foreign currencies, at value (cost $130,220)	129,694
Receivable for capital stock sold	1,185,395
Dividends and interest receivable	161,038
Unrealized appreciation of forward currency exchange contracts	90,340
Upfront premiums paid on credit default swap contracts	59,486
Receivable for investment securities sold	14,280
Receivable for variation margin on futures contracts	4,680

Total assets	35,713,875

Liabilities
Payable for investment securities purchased and foreign currency transactions	392,474
Options written, at value (premiums received $42,001)	68,791
Audit fee payable	44,680
Unrealized depreciation of credit default swap contracts	38,660
Unrealized depreciation of forward currency exchange contracts	36,033
Advisory fee payable	26,073
Transfer Agent fee payable	1,456
Distribution fee payable	309
Accrued expenses and other liabilities	86,516

Total liabilities	694,992

Net Assets	$35,018,883

Composition of Net Assets
Capital stock, at par	$6,965
Additional paid-in capital	34,323,911
Distributions in excess of net investment income	(26,932)
Accumulated net realized loss on investment and foreign currency transactions	(674,993)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities.	1,389,932

$35,018,883

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$757,258	75,371	$10.05	*

C	$114,264	11,436	$9.99

Advisor	$14,087,800	1,398,570	$10.07

R	$10,029	1,000	$10.03

K	$10,033	1,000	$10.03

I	$20,039,499	1,995,000	$10.04

*	The maximum offering price per share for Class A was $10.50 which reflects a sales charge of 4.25%.

(a)	Amount has been segregated to collateralize margin requirements for open futures contracts at March 31, 2013.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $61,215)	$515,330
Affiliated issuers	6,154
Interest	400,548
Securities lending income	18,528	$940,560

Expenses
Advisory fee (see Note B)	284,935
Distribution fee—Class A	1,515
Distribution fee—Class C	718
Distribution fee—Class R	49
Distribution fee—Class K	25
Transfer agency—Class A	886
Transfer agency—Class C	119
Transfer agency—Advisor Class	14,693
Transfer agency—Class R	8
Transfer agency—Class K	4
Transfer agency—Class I	5,714
Amortization of offering expenses	105,486
Custodian	84,190
Administrative	58,919
Audit	58,377
Legal	43,152
Printing	33,273
Registration fees	30,685
Directors’ fees	5,680
Miscellaneous	25,170

Total expenses	753,598
Less: expenses waived and reimbursed by the Adviser (see Note B)	(366,373)

Net expenses		387,225

Net investment income		553,335

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(604,365)
Swap contracts		(13,076)
Futures contracts		34,434
Options written		48,434
Foreign currency transactions		113,666
Net change in unrealized appreciation/depreciation of:
Investments		485,087
Swap contracts		13,661
Futures contracts		(56,262)
Options written		(32,096)
Foreign currency denominated assets and liabilities		73,651

Net gain on investment and foreign currency transactions		63,134

Net Increase in Net Assets from Operations		$616,469

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$553,335	$244,061
Net realized loss on investment and foreign currency transactions	(420,907)	(508,720)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	484,041	905,891

Net increase in net assets from operations	616,469	641,232
Dividends to Shareholders from
Net investment income
Class A	(8,396)	– 0	–
Class C	(590)	– 0	–
Advisor Class	(165,870)	– 0	–
Class R	(147)	– 0	–
Class K	(174)	(8)
Class I	(389,823)	(26,334)
Capital Stock Transactions
Net increase	9,884,296	24,468,228

Total increase	9,935,765	25,083,118
Net Assets
Beginning of period	25,083,118	– 0	–

End of period (including distributions in excess of net investment income of $(26,932) and $(81,471),respectively)	$35,018,883	$25,083,118

(a)	Commencement of operations.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 9, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. This report relates only to the AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of March 31, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	25

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (“the Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

26	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	27

Notes to Financial Statements

investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including U.S. and non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2013:

Investments in Securities	Level 1		Level 2	Level 3			Total
Common Stocks:
Financials	$1,124,683		$2,857,521	$	– 0	–	$3,982,204
Information Technology	– 0	–	3,283,301		– 0	–	3,283,301
Materials	1,363,956		1,719,437		– 0	–	3,083,393
Consumer Discretionary	615,772		2,375,720		– 0	–	2,991,492
Energy	1,795,360		501,439		– 0	–	2,296,799

28	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Investments in Securities	Level 1		Level 2		Level 3			Total
Consumer Staples	$1,314,880		$561,641		$	– 0	–	$1,876,521
Telecommunication Services	490,673		1,321,567			– 0	–	1,812,240
Utilities	951,364		695,221			– 0	–	1,646,585
Industrials	– 0	–	359,287			– 0	–	359,287
Health Care	– 0	–	247,799			– 0	–	247,799
Emerging Markets – Sovereigns	– 0	–	1,904,298			– 0	–	1,904,298
Governments – Sovereign Bonds	– 0	–	1,113,379			226,311		1,339,690
Emerging Markets – Corporate Bonds	– 0	–	1,142,300			– 0	–	1,142,300
Warrants	– 0	–	– 0	–		954,416		954,416
Emerging Markets – Treasuries	– 0	–	325,594			210,732		536,326
Quasi-Sovereigns	– 0	–	408,082			– 0	–	408,082
Corporates – Non-Investment Grades	– 0	–	394,362			– 0	–	394,362
Corporates – Investment Grades	– 0	–	81,782			– 0	–	81,782
Options Purchased – Puts	– 0	–	29,363			– 0	–	29,363
Short-Term Investments:
Investment Companies	2,325,364		– 0	–		– 0	–	2,325,364
U.S. Treasury Bills	– 0	–	3,098,751			– 0	–	3,098,751

Total Investments in Securities	9,982,052		22,420,844	+		1,391,459		33,794,355

Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	90,340			– 0	–	90,340
Liabilities
Credit Default Swap Contracts	– 0	–	(38,660)			– 0	–	(38,660)
Futures Contracts	– 0	–	(74,157)			– 0	–	(74,157)†
Forward Currency Exchange Contracts	– 0	–	(36,033)			– 0	–	(36,033)
Written Options	– 0	–	(68,791)			– 0	–	(68,791)

Total(a)	$9,982,052		$22,293,543			$1,391,459		$33,667,054

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

(a)	An amount of $2,619,884 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	29

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Governments - Sovereign Bonds		Warrants		Emerging Markets - Treasuries			Emerging Markets - Sovereign
Balance as of 3/31/12	$163,475		$1,210,390		$	– 0	–		$154,350
Accrued discounts/ (premiums)	(1,984)		– 0	–		(1,374)			(80)
Realized gain (loss)	– 0	–	(64,869)			– 0	–		8,533
Change in unrealized appreciation/depreciation	2,479		(135,115)			(2,897)			(5,163)
Purchases	225,816		429,495			215,003			– 0	–
Sales	– 0	–	(485,485)			– 0	–		(157,640)
Transfers into Level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3**	(163,475)		– 0	–		– 0	–		– 0	–

Balance as of 3/31/13	$226,311		$954,416			$210,732		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$2,479		$(107,097)			$(2,897)			– 0	–

	Totals
Balance as of 3/31/12	$1,528,215
Accrued discounts/ (premiums)	(3,438)
Realized gain (loss)	(56,336)
Change in unrealized appreciation/depreciation	(140,696)
Purchases	870,314
Sales	(643,125)
Transfers into Level 3	– 0	–
Transfers out of Level 3**	(163,475)

Balance as of 3/31/13	$1,391,459

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$(107,515	)*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

**	There were de minimis transfers under 1% of net assets during the reporting period.

The following represents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at March 31, 2013.

	Quantitative Information about Level 3
		Fair Value Measurements

	Fair Value at 3/31/2013	Valuation Technique	Unobservable Input	Range
Emerging Markets – Treasuries	$210,732	Indicative Market Quotations	Broker Quote	$2.97
Governments – Sovereign Bonds	226,311	Indicative Market Quotations	Broker Quote	$0.71
Warrants	954,416	Indicative Market Quotations	Broker Quote	$1.54 – $38.14

30	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	31

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

32	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $209,288 were deferred and amortized on a straight line basis over a one year period starting from August 31, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until August 31, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before August 31, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before March 31, 2015. For the year ended March 31, 2013, such waiver/reimbursement amounted to $307,454 which is subject to repayment, not to exceed the amount of offering expenses. For the period from inception through March 31, 2013, such reimbursement amounted to $606,539, which is subject to repayment, not to exceed the amount of offering expenses of $209,288.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $58,919.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $17,910 for the year ended March 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $128 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the year ended March 31, 2013.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	33

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2013 is as follows:

Market Value March 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2013 (000)	Dividend Income (000)
$2,431	$21,168	$21,274	$2,325	$6

Brokerage commissions paid on investment transactions for the year ended March 31, 2013 amounted to $51,728, of which $0 and $45, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,111, $27 and $48 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

34	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$27,925,910	$21,631,720

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options, futures and swap transactions) are as follows:

Cost	$32,506,209

Gross unrealized appreciation	$3,059,864
Gross unrealized depreciation	(1,771,718)

Net unrealized appreciation	$1,288,146

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2013, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	35

Notes to Financial Statements

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2013, the Fund held futures contracts for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies

36	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended March 31, 2013, the Fund held purchased options for hedging purposes.

During the year ended March 31, 2013, the fund held written options for hedging purposes.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	37

Notes to Financial Statements

For the year ended March 31, 2013, the fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written oustanding as of 3/31/12	560		$24,066
Options written	595		141,659
Options expired	– 0	–	– 0	–
Options bought back	(1,037)		(123,724)
Options exercised	– 0	–	– 0	–

Options written oustanding as of 3/31/13	118		$42,001

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a

38	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended March 31, 2013, the Fund held credit default swaps contracts for hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	39

Notes to Financial Statements

the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2013, the Fund had no sale contracts outstanding.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $6,120. If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, an amount of $6,120 would be required to be posted by the Fund.

At March 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$90,340	Unrealized depreciation of forward currency exchange contracts	$36,033

Credit contracts			Unrealized depreciation of credit default swap contracts	38,660

Equity contracts			Payable for variation margin on futures contracts	74,157	*

	Investment in securities, at value	29,363	Options written, at value	68,791

Total		$119,703		$217,641

40	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$165,363	$75,336

	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(11,324)	– 0	–

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(13,076)	13,661

Equity contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	34,434	(56,262)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(167,102)	(991)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	48,434	(32,096)

Total		$56,729	$(352)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	41

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the period ended March 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,776,372
Average principal amount of sale contracts	$6,177,097

Futures Contracts:
Average notional amount of buy contracts	$3,865,952
Average notional amount of sale contracts	$722,720

Credit Default Swap Contracts:
Average notional amount of sale contracts	$960,000

Purchased Option Contracts:
Average monthly cost	$128,322

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other

42	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $18,528 and $283 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended March 31, 2013; these amounts are reflected in the statement of operations. At March 31, 2013, the Fund had no securities on loan and did not receive cash collateral. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended March 31, 2013 is as follows:

Market Value March 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2013 (000)			Dividend Income (000)
$ 147	$3,213	$ (3,360)	$	– 0	–	$	– 0	–*

*	Amount is less than $500.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012		Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012

Class A
Shares sold	74,585	27,642		$735,325	$278,675

Shares issued in reinvestment of dividends	815	– 0	–	8,165	– 0	–

Shares redeemed	(27,666)	(5)		(270,988)	(51)

Net increase	47,734	27,637		$472,502	$278,624

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	43

Notes to Financial Statements

	Shares				Amount
	Year Ended March 31, 2013		August 31, 2011(a) to March 31, 2012		Year Ended March 31, 2013			August 31, 2011(a) to March 31, 2012

Class C
Shares sold	11,394		4,717			$114,055		$48,454

Shares issued in reinvestment of dividends	49		– 0	–		491		– 0	–

Shares redeemed	(4,573)		(151)			(44,117)		(1,556)

Net increase	6,870		4,566			$70,429		$46,898

Advisor Class
Shares sold	982,724		448,007			$9,640,269		$4,197,328

Shares issued in reinvestment of dividends	12,781		– 0	–		128,325		– 0	–

Shares redeemed	(42,446)		(2,496)			(427,229)		(24,628)

Net increase	953,059		445,511			$9,341,365		$4,172,700

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	– 0	–	1,995,000		$	– 0	–	$19,950,002

Net increase	– 0	–	1,995,000		$	– 0	–	$19,950,002

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

44	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—Allocating assets among different asset classes may have a large impact on returns if one of those asset classes significantly underperforms the others.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	45

Notes to Financial Statements

returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$565,000	$26,342

Total taxable distributions	565,000	26,342

Total distributions paid	$565,000	$26,342

As of March 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$180,994
Accumulated capital and other losses	(651,963	)(a)
Unrealized appreciation/(depreciation)	1,217,579	(b)

Total accumulated earnings/(deficit)	$746,610	(c)

(a)	On March 31, 2013, the Fund had a net capital loss carryforward of $627,894. As of March 31, 2013, the cumulative deferred loss on straddles was $24,069.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Passive Foreign Investment Companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or longterm capital losses rather than being considered short-term as under previous regulation.

46	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

As of March 31, 2013, the Fund had a net capital loss carryforward of $627,894 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 403,002	$ 224,892	N/A

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications and the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Net asset value, beginning of period	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.02

Net increase in net asset value from operations	.08	.13

Less: Dividends
Dividends from net investment income	(.16)	.00

Net asset value, end of period	$ 10.05	$ 10.13

Total Return
Total investment return based on net asset value(d)	0.82%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$757	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.65%	1.65	%(e)
Expenses, before waivers/reimbursements .	2.88%	4.32	%(e)
Net investment income(c)	1.48%	1.91	%(e)
Portfolio turnover rate	91%	48%

See footnote summary on page 53.

48	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Net asset value, beginning of period	$10.09	$10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.03

Net increase in net asset value from operations	.00 (f)	.09

Less: Dividends
Dividends from net investment income	(.10)	.00

Net asset value, end of period	$9.99	$10.09

Total Return
Total investment return based on net asset value(d)	0.00%	0.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	2.35%	2.35	%(e)
Expenses, before waivers/reimbursements .	3.66%	5.14	%(e)
Net investment income(c)	.91%	1.06	%(e)
Portfolio turnover rate	91%	48%

See footnote summary on page 53.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	49

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Net asset value, beginning of period	$10.15	$10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)	.05

Net increase in net asset value from operations	.10	.15

Less: Dividends
Dividends from net investment income	(.18)	.00

Net asset value, end of period	$10.07	$10.15

Total Return
Total investment return based on net asset value(d)	1.02%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,088	$4,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements .	2.63%	4.09	%(e)
Net investment income(c)	1.80%	1.84	%(e)
Portfolio turnover rate	91%	48%

See footnote summary on page 53.

50	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Net asset value, beginning of period	$10.12	$10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.04

Net increase in net asset value from operations	.06	.12

Less: Dividends
Dividends from net investment income	(.15)	.00

Net asset value, end of period	$10.03	$10.12

Total Return
Total investment return based on net asset value(d)	0.57%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.85%	1.85	%(e)
Expenses, before waivers/reimbursements .	3.20%	4.71	%(e)
Net investment income(c)	1.53%	1.41	%(e)
Portfolio turnover rate	91%	48%

See footnote summary on page 53.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	51

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Net asset value, beginning of period	$10.12	$10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.04

Net increase in net asset value from operations	.08	.13

Less: Dividends
Dividends from net investment income	(.17)	(.01)

Net asset value, end of period	$10.03	$10.12

Total Return
Total investment return based on net asset value(d)	0.83%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.60%	1.60	%(e)
Expenses, before waivers/reimbursements .	2.92%	4.36	%(e)
Net investment income(c)	1.78%	1.66	%(e)
Portfolio turnover rate	91%	48%

See footnote summary on page 53.

52	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended March 31, 2013	August 31, 2011(a) to March 31, 2012
Net asset value, beginning of period	$10.13	$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.03

Net increase in net asset value from operations	.11	.14

Less: Dividends
Dividends from net investment income	(.20)	(.01)

Net asset value, end of period	$10.04	$10.13

Total Return
Total investment return based on net asset value(d)	1.05%	1.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,039	$20,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements .	2.64%	4.08	%(e)
Net investment income(c)	2.02%	1.92	%(e)
Portfolio turnover rate	91%	48%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount represents less than $0.005

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	53

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein Emerging Markets Multi-Asset Portfolio:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Portfolio”), including the portfolio of investments, as of March 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period August 31, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Emerging Markets Multi-Asset Portfolio of the AllianceBernstein Cap Fund, Inc. at March 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 31, 2011 (commencement of operations) through March 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2013

54	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2013. For foreign shareholders, 4.93% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended March 31, 2013, the Fund designates $322,838 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2013, $56,021 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $530,846.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	55

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Santamaria are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

56	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	57

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (2011)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, # 71 (2011)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

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Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2011)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	102	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund from 1995 until 2013

D. James Guzy, # 77 (2011)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011, PLX Technology, (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	59

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, # 61 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	102	None

60	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2011)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 73 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	102	None

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	61

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

62	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith, Jr. 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Henry S. D’Auria 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Morgan C. Harting 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Marco G. Santamaria 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund, since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	63

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of the AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Portfolio”)2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is an emerging market fund designed to capture investment opportunities in equity securities, debt securities and currencies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in emerging market investments. Specifically, at least 80% of the Portfolio’s net assets will be invested in securities of emerging market issuers and/or the currencies of emerging market countries. The Portfolio will not attempt to maintain a constant or relatively constant allocation among equity securities, debt securities and currencies (or related derivatives). Rather, allocation among asset classes will be adjusted based on the relative attractiveness of the three asset classes. Under normal market conditions, between 30% and 95% of the Portfolio’s net assets will be invested in equity securities, and between 0% and 65% of the Portfolio’s net assets will be invested in debt securities (including derivative instruments providing exposure to the equity and debt markets), with any remainder held in cash, including foreign currency. Furthermore, the Portfolio will not be constrained based on country, region, market capitalization, credit quality or duration, or by adherence to any particular benchmark. The Adviser proposed the MSCI Emerging Markets Index to be the Portfolio’s benchmark. In addition, the Adviser expects Lipper to place the Portfolio in its Emerging Market Equity category and Morningstar to place the Portfolio in its Diversified Emerging Markets Equity category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

64	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P. 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES AND EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Category	Advisory Fee[3]	Portfolio
Other	100 bp on the first $1 billion 95 bp on the next $1 billion 90 bp on the next $1 billion 85 bp on the balance	Emerging Markets Multi-Asset Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

3	The advisory fee for the Portfolio is based on the average daily net assets of the Portfolio and paid on a monthly basis.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	65

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first full three fiscal years. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement. Also set forth below are the Portfolio’s estimated gross expense ratios based on an initial estimate of the Portfolio’s net assets at $100 million.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[4]		Fiscal Year End
Emerging Markets Multi-Asset Portfolio[5]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	1.35 1.65 2.35 1.85 1.60 1.35 1.60 1.35	% % % % % % % %	1.60 1.90 2.60 2.10 1.85 1.60 1.85 1.60	% % % % % % % %	March 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new

4	The expense ratios shown are estimated on the Portfolio having an asset level of $100 million.

5	Excludes fees and expenses of ETFs.

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mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the relevant AllianceBernstein Institutional fee schedules, set forth below are what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedules been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Emerging Markets Multi-Asset Portfolio	$100.0	Emerging Markets Multi-Asset 85 bp on 1st $25 million 80 bp on next $25 million 75 bp on the balance Minimum Account Size: $50 m	0.788	1.000

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	67

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Emerging Markets Multi-Asset Portfolio (continued)	$100.0	Emerging Markets Value 115 bp on 1st $25 million 90 bp on next $25 million 85 bp on the balance Minimum Account Size: $25m	0.938	1.000

	$100.0	Emerging Markets Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum Account Size: $25m	0.850	1.000

	$100.0	Emerging Markets Debt 65 bp on 1st $25 million 35 bp on the balance Minimum Account Size: $50m	0.425	1.000

	$100.0	Currency Alpha (Emerging) 100 bp plus 0.20% of net excess return	1.000	1.000

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below are the category advisory fee schedules applicable to the Portfolio and what would have been the effective advisory fee of the Portfolio had the category fee schedules been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio[8]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750	1.000

	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.500	1.000

8	When the NYAG categories were established in 2004, there was no AllianceBernstein Mutual Fund that invested most of its assets in emerging markets equity other than AllianceBernstein Greater China ’97 Fund, Inc., which was classified in the Specialty category.

68	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. Emerging Markets Portfolio of the SCB Fund has a somewhat similar investment style as the Portfolio and its advisory fee schedule is set forth below. Also presented is the Portfolio’s effective advisory fee and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Advisory Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175	1.000

The Adviser provides emerging markets sub-advisory investment services to other investment companies managed by other fund families. The Adviser charges the fees set forth below for such sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the sub-advised fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Eff. Advisory Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio	Client #1	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.000
	Client #2	75 bp on the first $50 million 55 bp on the next $50 million 50 bp on the next $300 million 45 bp on the balance	0.650	1.000

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	69

relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the initial estimate of the Portfolio’s asset level at $100 million.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Emerging Market Multi-Asset Portfolio	1.000	1.078	4/15

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

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Lipper also analyzed the Portfolio’s total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio[14]	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Multi Asset Portfolio	1.650	1.743	4/15	1.775	15/51

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Lipper classifies the Portfolio as an Emerging Markets fund. The Emerging Markets classification primarily consists of equity funds, although some funds may also invest in debt securities. Lipper does not have a separate classification for mixed-asset type (e.g. equity/debt) emerging market funds.

15	Projected total expense ratio information, based on an initial net assets estimate of $100 million, pertains to the Portfolio’s Class A shares.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	71

practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

72	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	73

CONCLUSION:

In assessing the reasonableness of the proposed advisory fee for the Portfolio, the Senior Officer compared the Adviser’s Emerging Markets Multi-Asset institutional fee schedule to the Adviser’s other relevant institutional fee schedules, including Emerging Markets Value, Emerging Markets Growth, Emerging Markets Debt and Currency Alpha (Emerging). The Senior Officer also reviewed the advisory fee schedules of other AllianceBernstein Mutual Funds and the Sanford C. Bernstein Fund, Inc. Finally, the Senior Officer reviewed the management fees of the EG peers selected by Lipper as well as all funds with a Lipper Emerging Market Debt fund category. Based on the factors discussed above, the Senior Officer’s conclusion was that the Directors should consider asking the Adviser to reduce the proposed advisory fee to a level that better reflects the debt portion of the Portfolio’s investments. This conclusion in respect of the Portfolio was based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

74	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	75

AllianceBernstein Family of Funds

NOTES

76	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMMA-0151-0313

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2012	$30,375	$—	$16,971
2013	$40,500	$326	$21,075

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2012	$589,508	$ $ $	16,971 — (16,971)
2013	$653,209	$ $ $	21,401 (326 (21,075	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 22, 2013